RECORDATION REQUESTED BY:

   ZIONS FIRST NATIONAL BANK
   #1 SOUTH MAIN STREET
   P.O. BOX 25822
   SALT LAKE CITY, UT 84125

WHEN RECORDED MAIL TO:

   ZIONS FIRST NATIONAL BANK
   #1 SOUTH MAIN STREET
   P.O. BOX 25822
   SALT LAKE CITY, UT 84125     SPACE ABOVE THIS LINE IS FOR RECORDER'S USE ONLY




                         REVOLVING CREDIT DEED OF TRUST

THIS DEED OF TRUST IS DATED JANUARY 11, 2000, among DYNATRONICS CORPORATION, with vesting a! follows, DYNATRONICS LASER CORPORATION, a Utah Corporation, now known as DYNATRONICS CORPORATION, whose address is 7030 PARK CENTRE DRIVE, SALT LAKE CITY, UT 84121 (referred to below as "Trustor"); ZIONS FIRST NATIONAL BANK, whose address is #1 SOUTH MAIN STREET, P.O. BOX 25822, SALT LAKE CITY, UT 84125 (referred to below sometimes as "Lender" and sometimes as "Beneficiary"); and ZIONS FIRST NATIONAL BANK, whose address is #1 SOUTH MAIN STREET SLC, UT. 84111 (referred to below as "Trustee").

CONVEYANCE AND GRANT. For valuable consideration, Trustor Irrevocably grants and conveys to Trustee In trust, with power of sale, for the benefit of Lender as Beneficiary, all of Trustor's right, tide, and interest in and to the following described real property, together with all existing or subsequently
erected  or  affixed  buildings,   improvements  and fixtures;  all easements,
rights of way, and appurtenances; all water, water rights and ditch rights (including stock in utilities with ditch or irrigation rights); and all other rights, royalties, and profits relating to the real property, including without limitation all minerals, oil, gas, geothermal and similar matters, located in SALT LAKE County, State of Utah (the 'Real Property"):

         SEE ATTACHED SCHEDULE "A"

The Real Property or its address is commonly known as 7030 PARK CENTRE DRIVE, SALT LAKE CITY, UT, 84121. The Real Property tax identification number is 22-28-103-001-000.

Trustor presently assigns to Lender (also known as Beneficiary in this Deed of Trust) all of Trustor's right, title, and interest in and to all present and future leases of the Property and all Rents from the Property. In addition, Trustor grants Lender a Uniform Commercial Code security interest in the Rents and the Personal Property defined below.

DEFINITIONS. The following words shall have the following meanings when used in this Deed of Trust. Terms not otherwise defined in this Deed of Trust shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

         Beneficiary. The word "Beneficiary" means MONS FIRST NATIONAL BANK, its successors and assigns. MONS FIRST NATIONAL BANK also is referred to as "Lender" in this Deed of Trust.

         Deed of Trust. The words "Deed of Trust" mean this Deed of Trust among Trustor, Lender, and Trustee, and includes without limitation all assignment and security interest provisions relating to the Personal Property and Rents. Existing Indebtedness. The words "Existing
         Indebtedness" mean the indebtedness described below in the Existing Indebtedness section of this Deed of Trust.

         Guarantor. The word "Guarantor" means and includes without limitation any and all guarantors, sureties, and accommodation parties in connection with the Indebtedness.

         Improvements. The word "Improvements" means and includes without limitation all existing and future improvements, buildings, structures, mobile homes affixed on the Real Property, facilities, additions, replacements and other construction on the Real Property.

         Indebtedness. The word "Indebtedness' means all principal and interest payable under the Note and any amounts expended or advanced by Lender to discharge obligations of Trustor or expenses incurred by Trustee or Lender to enforce obligations of Trustor under this Deed of Trust, together with interest on such amounts as provided in this Deed of Trust.

01-11-2000                       DEED OF TRUST                            Page 2
                                  (Continued)

         Specifically, this Deed of Trust secures a revolving line of credit, which obligates Lender to make advances to Trustor so long as Trustor complies with all the terms of the Note.

         Lender. The word "Lender" means ZIONS FIRST NATIONAL BANK, its successors and assigns.

         Note. The word "Note" means the Note dated January 11, 2000, in the principal amount of $3,750,000.00 from Trustor to Lender, together with all renewals, extensions, modifications, refinancings, and substitutions for the Note.
         NOTICE TO TRUSTOR: THE NOTE CONTAINS A VARIABLE INTEREST RATE.

         Personal Property. The words "Personal Property" mean all equipment, fixtures, and other articles of personal property now or hereafter owned by Trustor, and now or hereafter attached or affixed to the Real Property; together with all accessions, parts, and additions to, all replacements of, and all substitutions for, any of such property; and together with all proceeds (including without limitation all insurance proceeds and refunds of premiums) from any sale or other disposition of the Property.

         Property. The word "Property" means collectively the Real Property and the Personal Property.

         Real Property. The words "Real Property" mean the property, interests and rights described above in the "Conveyance and Grant" section.

         Related Documents. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deed of trust, and all other instruments, agreements and documents, wether now or hereafter existing, executed in connection with the indebtedness.

         Rents. The word "Rents" means all present and future rents, revenues, income, issues, royalties, profits, and other benefits derived from the Property.

         Trustee. The word "Trustee" means ZIONS FIRST NATIONAL BANK and any substitute or successor trustee.

         Trustor. The word "Trustor" means any and all persons and entities executing this Deed of Trust, including without limitation all Trustors named above.

THIS DEED OF TRUST, INCLUDING THE ASSIGNMENT OF RENTS AND THE SECURITY INTEREST IN THE RENTS AND PERSONAL PROPERTY, IS GIVEN TO SECURE (1) PAYMENT OF THE INDEBTEDNESS AND (2) PERFORMANCE OF ANY AND ALL OBLIGATIONS OF TRUSTOR UNDER THE NOTE, THE RELATED DOCUMENTS, AND THIS DEED OF TRUST. THIS DEED OF TRUST IS GIVEN AND ACCEPTED ON THE FOLLOWING TERMS:

PAYMENT AND PERFORMANCE. Except as otherwise provided in this Deed of Trust, Trustor shall pay to Lender all amounts secured by this Deed of Trust as they become due, and shall strictly and in a timely manner perform all of Trustor's obligations under the Note, this Deed of Trust, and the Related Documents.

POSSESSION AND MAINTENANCE OF THE PROPERTY. Trustor agrees that Trustor's possession and of the Property shall be governed by the following provisions:

         Possession and Use. Until the occurrence of an Event of Default, Trustor may (a) remain in possession and control of the Property, (b) use, operate or manage the Property, and (c) collect any Rents from the Property. The following provisions relate to the use of the Property or to other limitations on the Property. This instrument is a Trust Deed executed in conformity with the Utah Trust Deed Act, UCA 57-1-19, et seq.

         Duty to Maintain. Trustor shall maintain the Property in tenantable condition and promptly perform all repairs, replacements, and maintenance necessary to preserve its value.

01-11-2000                       DEED OF TRUST                            Page 3
                                  (Continued)



         Hazardous Substances. The terms "hazardous waste," "hazardous substance," "disposal," "release," and "threatened release," as used in this Deed of Trust, shall have the same meanings as set forth in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C.
         Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. The terms "hazardous waste" and "hazardous substance" shall also include, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos. Trustor represents and warrants to Lender that: (a) During the period of Trustor's ownership of the Property, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or substance by any person on, under, about or from the Property;
         (b) Trustor has no knowledge of, or reason to believe that there has been, except as previously disclosed to and acknowledged by Lender in writing, (i) any use, generation, manufacture, storage, treatment, disposal, release, or threatened release of any hazardous waste or substance on, under, about or from the Property by any prior owners or occupants of the Property or (ii) any actual or threatened litigation or claims of any kind by any person relating to such matters; and (c) Except as previously disclosed to and acknowledged by Lender in writing, (i) neither Trustor nor any tenant, contractor, agent or other authorized user of the Property shall use, generate, manufacture, store, treat, dispose of, or release any hazardous waste or substance on, under, about or from the Property and (ii) any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations and ordinances, including without limitation those laws, regulations, and ordinances described above. Trustor authorizes Lender and its agents to enter upon the Property to make such inspections and tests, at Trustor's expense, as Lender may deem appropriate to determine compliance of the Property with this section of the Deed of Trust. Any inspections or tests made by Lender shall be for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Trustor or to any other person. The representations and warranties contained herein are based on Trustor's due diligence in investigating the Property for hazardous waste and hazardous substances. Trustor hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Trustor becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Deed of Trust or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release of a hazardous waste or substance on the properties. The provisions of this section of the Deed of Trust, including the obligation to indemnify, shall survive the payment of the indebtedness and the satisfaction and reconveyance of the lien of this Deed of Trust and shall not be affected by Lender's acquisition of any interest in the Property, whether by foreclosure or otherwise.

         Nuisance, Waste. Trustor shall not cause, conduct or permit any nuisance or commit, permit, or suffer any stripping of or waste on or to the Property or any portion of the Property. Without limiting the generality of the foregoing, Trustor will not remove, or grant to any other party the right to remove any timber, minerals (including oil and gas), soil, gravel or rock products without the prior written consent of Lender.

         Removal of Improvements. Trustor shall not demolish or remove any Improvements from the Real Property without the prior written consent of Lender. As a condition to the removal of any Improvements, Lender may require Trustor to make arrangements satisfactory to Lender to replace such Improvements with Improvements of at least equal value. Notwithstanding the foregoing, Trustor may make any changes deemed necessary in the ordinary course of business without Lender's prior approval.

         Compliance with Governmental Requirements. Trustor shall promptly comply with all laws, ordinances, and regulations, now or hereafter in effect of all governmental authorities applicable to the use or occupancy of the Property, including without limitation, the Americans With Disabilities Act. Trustor may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals so long as Trustor has notified Lender in writing prior to doing so and so long as, in Lender's sole opinion, Lender's interests in the Property are not jeopardized. Lender may require Trustor to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender's interest.

         Duty to Protect. Trustor agrees neither to abandon nor to leave unattended the Property. Trustor shall do all other acts, in addition to those acts set forth above in this section, which from the character and use of the Property are reasonably necessary to protect and preserve the Property.

DUE ON SALE - CONSENT BY LENDER. Lender may at its option, declare immediately due and payable all sums secured by this Deed of Trust the sale or transfer, without the Lenders' prior written consent of all or any part of the Real Property, or any interest in the Real Property.

01-11-2000                       DEED OF TRUST                            Page 4
                                  (Continued)

A "sale or transfer" means the conveyance of Real Property or any right, title or interest therein; whether legal, beneficial or equitable; whether voluntary or involuntary; whether by outright sale, deed, installment sale contract, land contract, contract for deed, leasehold interest with a term greater than three
(3) years, lease-option contract, or by sale, assignment, or transfer of any beneficial interest in or to any land trust holding title to the Real Property, or by any other method of conveyance of Real Property interest. A transfer shall include any merger or acquisition in which there is a greater than 50% change in ownership of Trustor, if such merger or acquisition has not been approved in writing by Lender.

TAXES AND LIENS. The following provisions relating to the taxes and liens on the Property are a part of this Deed of Trust. Payment. Trustor shall pay when due (and in all events prior to delinquency) all taxes, special taxes, assessments, charges (including water and sewer), fines and impositions levied against or on account of the Property, and shall pay when due all claims for work done on or for services rendered or material furnished to the Property. Trustor shall maintain the Property free of all liens having priority over or equal to the interest of Lender under this Deed of Trust, except for the lien of taxes and assessments not due, except for the existing indebtedness referred to Wow, and except as otherwise provided in this Deed of Trust.

         Right To Contest. Trustor may withhold payment of any tax, assessment, or claim in connection with a good faith dispute over the obligation to pay, so long as Lender's interest in the Property is not jeopardized. If a lien arises or is filed as a result of nonpayment, Trustor shall within fifteen (15) days after the lien arises or, if a lien is filed, within fifteen (15) days after Trustor has notice of the filing, secure the discharge of the lien, or if requested by Lender, deposit with Lender cash or a sufficient corporate surety bond or other security satisfactory to Lender in an amount sufficient to discharge the lien plus any costs and reasonable attorneys' tees or other charges that could accrue as a result of a foreclosure or sale under the lien. In any contest, Trustor shall defend itself and Lender and shall satisfy any adverse judgment before enforcement against the Property. Trustor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

         Evidence of Payment. Trustor shall upon demand furnish to Lender satisfactory evidence of payment of the taxes or assessments and shall authorize the appropriate governmental official to deliver to Lender at any time a written statement of the taxes and assessments against the Property.

         Notice of  Construction.  Trustor  shall notify Lender at least fifteen
         (15) days before any work is commenced, any services are furnished, or any materials are supplied to the Property, if any mechanic's lien, materialmens lien, or other lien could be asserted on account of the work, services, or materials. Trustor will upon request of Lender furnish to Lender advance assurances satisfactory to Lender that Trustor can and will pay the cost of such improvements. Construction deemed to be in the ordinary course of business shall not be subject to this provision.

PROPERTY DAMAGE INSURANCE. The following provisions relating to insuring the Property are a part of this Deed of Trust.

         Maintenance of Insurance. Trustor shall procure and maintain policies of fire insurance with standard extended coverage endorsements on a replacement basis for the full insurable value covering all Improvements on the Real Property in an amount sufficient to avoid application of any coinsurance clause, and with a standard mortgagee clause in favor of Lender. Trustor shall also procure and maintain comprehensive general liability insurance in such coverage amounts as Lender may request with trustee and Lender being named as additional insureds in such liability insurance policies. Additionally, Trustor shall maintain such other insurance, including but not limited to hazard, business interruption, and boiler insurance, as Lender may reasonably require. Policies shall be written in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. Trustor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least ten (10) days' prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Trustor or any other person. Should the Real Property at any time become located in an area designated by the Director of the Federal Emergency Management Agency as a special flood hazard area, Trustor agrees to obtain and maintain Federal Flood Insurance for the full unpaid principal balance of the loan and any prior liens on the property securing the loan, up to the maximum policy limits set under the National Flood Insurance Program, or as otherwise required by Lender, and to maintain such insurance for the term of the loan.

         Application of Proceeds. Trustor shall promptly notify Lender of any loss or damage to the Property. Lender may make proof of loss it
         Trustor  fails  to do so  within  fifteen  (15)  days of the  casualty.
         Whether or not Lender's security is impaired, Lender may, at its election, receive and retain the proceeds of any insurance and apply the proceeds to the reduction of the Indebtedness, payment of any lien affecting the Property, or Me restoration and repair of the Property. If Lender elects to apply the proceeds to restoration and repair, Trustor shall repair or replace the damaged or destroyed Improvements in a manner satisfactory to Lender.

01-11-2000                       DEED OF TRUST                            Page 5
                                  (Continued)

         Lender shall, upon satisfactory proof of such expenditure, pay or reimburse Trustor from the proceeds for the reasonable cost of repair or restoration it Trustor is not in default under this Deed of Trust. Any proceeds which have not been disbursed within 180 days after their receipt and which Lender has not committed to the repair or restoration of the Property shall be used first to pay any amount owing to Lender under this Deed of Trust, then to pay accrued interest, and the remainder, if any, shall be applied to the principal balance of the Indebtedness. If Lender holds any proceeds after payment in full of the Indebtedness, such proceeds shall be paid to Trustor as Trustor's interests may appear.

         Unexpired Insurance at Sale. Any unexpired insurance shall inure to the benefit of, and pass to, the purchaser of the Property covered by this Deed of Trust at any trustee's sale or other sale held under the provisions of this Deed of Trust, or at any foreclosure sale of such Property.

         Compliance with Existing Indebtedness. During the period in which any Existing Indebtedness described below is in effect, compliance with the insurance provisions contained in the instrument evidencing such Existing Indebtedness shall constitute compliance with the insurance provisions under this Deed of Trust, to the extent compliance with the terms of this Deed of Trust would constitute a duplication of insurance requirement. If any proceeds from the insurance become payable on loss, the provisions in this Deed of Trust for division of proceeds shall apply only to that portion of the proceeds not payable to the holder of the Existing Indebtedness.

         Trustor's Report on Insurance. Upon request of Lender, however not more than once a year, Trustor shall furnish to Lender a report on each existing policy of insurance showing: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy; (d) the property insured, the then current replacement value of such property, and the manner of determining that value; and (e) the expiration date of the policy. Trustor shall, upon request of Lender, have an independent appraiser satisfactory to Lender determine the cash value replacement cost of the Property.

EXPENDITURES BY LENDER. If Trustor fails to comply with any provision of this Deed of Trust, including any obligation to maintain Existing Indebtedness in good standing as required below, or if any action or proceeding is commenced that would materially affect Lender's interests in the Property, Lender on Trustor's behalf may, but shall not be required to, take any action that Lender deems appropriate. Any amount that Lender expends in so doing will bear interest at the rate provided for in the Note from the date incurred or paid by Lender to the date of repayment by Trustor. All such expenses, at Lender's option, will
(a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (i) the term of any applicable insurance policy or (ii) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. This Deed of Trust also will secure payment of these amounts. The rights provided for in this paragraph shall be in addition to any other fights or any remedies to which Lender may be entitled on account of the default. Any such action by Lender shall not be construed as curing the default so as to bar Lender from any remedy that it otherwise would have had. Notwithstanding the foregoing, Lender agrees to give Trustor 15 days written notice prior to incurring any such expenditure as described above on behalf of Trustor.

WARRANTY; DEFENSE OF TITLE. The following provisions relating to ownership of the Property are a part of this Deed of Trust.

         Title. Trustor warrants that: (a) Trustor holds good and marketable tide of record to the Property in fee simple, free and clear of all liens and encumbrances other than those set forth in the Real Property description or in the Existing Indebtedness section below or in any title insurance policy, title report, or final title opinion issued in favor of, and accepted by, Lender in connection with this Deed of Trust, and (b) Trustor has the full right, power, and authority to execute and deliver this Deed of Trust to Lender.

         Defense of Title. Subject to the exception in the paragraph above, Trustor warrants and will forever defend the title to the Property against the lawful claims of all persons. In the event any action or proceeding is commenced that questions Trustor's title or the interest of Trustee or Lender under this Deed of Trust, Trustor shall defend the action at Trustor's expense. Trustor may be the nominal party in such proceeding, but Lender shall be entitled to participate in the proceeding and to be represented in the proceeding by counsel of Lender's own choice, and Trustor will deliver, or cause to be delivered, to Lender such instruments as Lender may request from time to time to permit such participation.

         Compliance With Laws. Trustor warrants that the Property and Trustor's use of the Property complies with all existing applicable laws, ordinances, and regulations of governmental authorities.

EXISTING INDEBTEDNESS. The following provisions concerning existing indebtedness (the "Existing Indebtedness") are a part of this Deed of Trust.

01-11-2000                       DEED OF TRUST                            Page 6
                                  (Continued)

         Existing Lien. The lien of this Deed of Trust securing the Indebtedness may be secondary and inferior to an existing lien. Trustor expressly covenants and agrees to pay, or see to the payment of, the Existing Indebtedness and to prevent any default on such indebtedness, any default under the instruments evidencing such indebtedness, or any default under any security documents for such indebtedness.

         Default. If the payment of any installment of principal or any interest on the Existing Indebtedness is not made within the time required by the note evidencing such indebtedness, or should a default occur under the instrument securing such indebtedness and not be cured during any applicable grace period therein, then, at the option of Lender, the Indebtedness secured by this Deed of Trust shall become immediately due and payable, and this Deed of Trust shall be in default.

         No Modification. Trustor shall not enter into any agreement with the holder of any mortgage, deed of trust, or other security agreement which has priority over this Deed of Trust by which that agreement is modified, amended, extended, or renewed without the prior written consent of Lender. Trustor shall neither request nor accept any future advances under any such security agreement without the prior written consent of Lender.

CONDEMNATION. The following provisions relating to condemnation proceedings are a part of this Deed of Trust.

         Application of Net Proceeds. If all or any part of the Property is condemned by eminent domain proceedings or by any proceeding or purchase in lieu of condemnation, Lender may at its election require that all or any portion of the net proceeds of the award be applied to the Indebtedness or the repair or restoration of the Property. The net proceeds of the award shall mean the award after payment of all reasonable costs, expenses, and attorneys' fees incurred by Trustee or Lender in connection with the condemnation.

         Proceedings. If any proceeding in condemnation is filed, Trustor shall promptly notify Lender in writing, and Trustor shall promptly take such steps as may be necessary to defend the action and obtain the award. Trustor may be the nominal party in such proceeding, but Lender shall be entitled to participate in the proceeding and to be represented in the proceeding by counsel of its own choice, and Trustor will deliver or cause to be delivered to Lender such instruments as may be requested by it from time to time to permit such participation.

IMPOSITION OF TAXES, FEES AND CHARGES BY GOVERNMENTAL AUTHORITIES. The following provisions relating to governmental taxes, fees and charges are a part of this Deed of Trust:

         Current Taxes, Fees and Charges. Upon request by Lender, Trustor shall execute such documents in addition to this Deed of Trust and take whatever other action is requested by Lender to perfect and continue Lender's lien on the Real Property. Trustor shall reimburse Lender for all taxes, as described below, together with all expenses incurred in recording, perfecting or continuing this Deed of Trust, including without limitation all taxes, fees, documentary stamps, and other charges for recording or registering this Deed of Trust.

         Taxes. The following shall constitute taxes to which this section applies: (a) a specific tax upon this type of Deed of Trust or upon all or any part of the Indebtedness secured by this Deed of Trust; (b) a specific tax on Trustor which Trustor is authorized or required to deduct from payments on the Indebtedness secured by this type of Deed of Trust; (c) a tax on this type of Deed of Trust chargeable against the Lender or the holder of the Note; and (d) a specific tax on all or any portion of the Indebtedness or on payments of principal and interest made by Trustor.

         Subsequent Taxes. If any tax to which this section applies is enacted subsequent to the date of this Deed of Trust, this event shall have the same effect as an Event of Default (as defined below), and Lender may exercise any or all of its available remedies for an Event of Default as provided below unless Trustor either (a) pays the tax before it becomes delinquent, or (b) contests the tax as provided above in the Taxes and Liens section and deposits with Lender cash or a sufficient corporate surety bond or other security satisfactory to Lender.

SECURITY AGREEMENT; FINANCING STATEMENTS. The following provisions relating to this Deed of Trust as a security agreement are a part of this Deed of Trust.

         Security Agreement. This instrument shall constitute a security agreement to the extent any of the Property constitutes fixtures or other personal property, and Lender shall have all of the rights of a secured party under the Uniform Commercial Code as amended from time to time.

         Security Interest. Upon request by Lender, Trustor shall execute financing statements and take whatever other action is requested by Lender to perfect and continue Lender's security interest in the Rents and Personal Property.

01-11-2000                       DEED OF TRUST                            Page 7
                                  (Continued)

         In addition to recording this Deed of Trust in the real property records, Lender may, at any time and without further authorization from Trustor, file executed counterparts, copies or reproductions of this Deed of Trust as a financing statement. Trustor shall reimburse Lender for all expenses incurred in perfecting or continuing this security interest. Upon default, Trustor shall assemble the Personal Property in a manner and at a place reasonably convenient to Trustor and Lender and make it available to Lender within three (3) days after receipt of written demand from Lender.

         Addresses. The mailing addresses of Trustor (debtor) and Lender (secured party), from which information concerning the security interest granted by this Deed of Trust may be obtained (each as required by the Uniform Commercial Code), are as stated on the first page of this Deed of Trust.

FURTHER ASSURANCES; ATTORNEY-IN-FACT. The following provisions relating to further assurances and attorney-in-fact are a part of this Deed of Trust.

         Further Assurances. At any time, and from time to time, upon request of Lender, Trustor will make, execute and deliver, or will cause to be made executed or delivered, to Lender or to Lender's designee, and when requested by Lender, cause to be filed, recorded, refiled, or rerecorded, as the case may be, at such times and in such offices and places as Lender may deem appropriate, any and all such mortgages, deeds of trust, security deeds, security agreements, financing statements, continuation statements, instruments of further assurance, certificates, and other documents as may, in the sole opinion of Lender, be necessary or desirable in order to effectuate, complete, perfect, continue, or preserve (a) the obligations of Trustor under the Note, this Deed of Trust, and the Related Documents, and (b) the liens and security interests created by this Deed of Trust on the Property, whether now owned or hereafter acquired by Trustor. Unless prohibited by law or agreed to the contrary by Lender in writing, Trustor shall reimburse Lender for all costs and expenses incurred in connection with the matters referred to in this paragraph

         Attorney-in-Fact. If Trustor fails to do any of the things referred to in the preceding paragraph, Lender may do so for and in the name of Trustor and at Trustor's expense. For such purposes, Trustor hereby irrevocably appoints Lender as Trustor's attorney-in-fact for the purpose of making, executing, delivering, filing, recording, and doing all other things as may be necessary or desirable, in Lender' sole opinion, to accomplish the matters referred to in the preceding paragraph. Lender agrees to provide 15 days written notice prior to taking any action on behalf of Trustor under the terms of this section.

FULL PERFORMANCE. If Trustor pays all the Indebtedness when due, terminates the line of credit, and otherwise performs all the obligations imposed upon Trustor under this Deed of Trust, Lender shall execute and deliver to Trustee a request for full reconveyance and shall execute and deliver to Trustor suitable statements of termination of any financing statement on file evidencing Lender's security interest in the Rents and the Personal Property. Any reconveyance fee required by law shall be paid by Trustor, if permitted by applicable law.

DEFAULT. Each of the following, at the option of Lender, shall constitute an event of default ('Event of Default") under this Deed of Trust:

         Default on Indebtedness. Failure of Trustor to make any payment when due on the Indebtedness.

         Default on Other Payments. Failure of Trustor within the time required by this Deed of Trust to make any payment for taxes or insurance, or any other payment necessary to prevent filing of or to effect discharge of any lien.

         Compliance Default. Failure of Trustor to comply with any other term, obligation, covenant or condition contained in this Deed of Trust, the Note or in any of the Related Documents.

         False Statements. Any warranty, representation or statement made or furnished to Lender by or on behalf of Trustor under this Deed of Trust, the Note or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished.

         Defective Collateralization. This Deed of Trust or any of the Related Documents ceases to be in full force and effect (including failure of any collateral documents to create a valid and perfected security interest or lien) at any time and for any reason.

         Insolvency. The dissolution or termination of Trustor's existence as a going business, the insolvency of Trustor, the appointment of a receiver for any part of Trustor's property, any assignment for the benefit of creditors, any " of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Trustor.

01-11-2000                       DEED OF TRUST                            Page 8
                                  (Continued)

         Foreclosure, Forfeiture, etc. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Trustor or by any governmental agency against any of the Property. However, this subsection shall not apply in the event of a good faith dispute by Trustor as to the validity or reasonableness of the claim which is the basis of the foreclosure or forfeiture proceeding, provided that Trustor gives Lender written notice of such claim and furnishes reserves or a surety bond for the claim satisfactory to Lender.


         Adverse Change. A material adverse change occurs in Trustor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

         Insecurity. Lender in good faith deems Itself insecure.

         Existing  Indebtedness.  A  default  shall  occur  under  any  Existing
         Indebtedness or under any instrument on the Property securing any Existing Indebtedness, or commencement of any suit or other action to foreclose any existing lien on the Property.

         Right to Cure. If such a failure is curable and if Trustor has not been given a notice of a breach of the same provision of this Deed of Trust within the preceding twelve (12) months, it may be cured (and no Event of Default will have occurred) if Trustor, after Lender sends written notice demanding cure of such failure: (a) cures the failure within fifteen (15) days; or (b) if the cure requires more than fifteen (15) days, immediately initiates steps sufficient to cure the failure and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

RIGHTS AND REMEDIES ON DEFAULT. Upon the occurrence of any Event of Default and at any time thereafter, Trustee or Lender, at its option, may exercise any one or more of the following rights and remedies, in addition to any other rights or remedies provided by law:

         Accelerate Indebtedness. Lender shall have the right at its option without notice to Trustor to declare the entire Indebtedness immediately due and payable, including any prepayment penalty which Trustor would be required to pay.

         Foreclosure. With respect to all or any part of the Real Property, the Trustee shall have the right to foreclose by notice and sale, and Lender shall have the right to foreclose by judicial foreclosure, in either case in accordance with and to the full extent provided by applicable law.

         UCC Remedies. With respect to all or any part of the Personal Property, Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code.

         Collect Rents. Lender shall have the right, without notice to Trustor, to take possession of and manage the Property and collect the Rents, including amounts past due and unpaid, and apply the net proceeds, over and above Lender's costs, against the Indebtedness. In furtherance of this right, Lender may require any tenant or other user of the Property to make payments of rent or use fees directly to Lender. If the Rents are collected by Lender, then Trustor irrevocably designates Lender as Trustor's attorney-in-fact to endorse instruments received in payment thereof in the name of Trustor and to negotiate the same and collect the proceeds. Payments by tenants or other users to Lender in response to Lender's demand shall satisfy the obligations for which the payments are made, whether or not any proper grounds for the demand existed. Lender may exercise its rights under this subparagraph either in person, by agent, or through a receiver.

         Appoint Receiver. Lender shall have the right to have a receiver appointed to take possession of all or any part of the Property, with the power to protect and preserve the Property, to operate the Property preceding foreclosure or sale, and to collect the Rents from the Property and apply the proceeds, over and above the cost of the receivership, against the Indebtedness. Trustor hereby waives any requirement that the receiver be Impartial and disinterested as to all of the parties and agrees that employment by Lender shall riot disqualify a person from serving as a receiver.

01-11-2000                       DEED OF TRUST                            Page 9
                                  (Continued)

         Tenancy at Sufferance. If Trustor remains in possession of the Property after the Property is sold as provided above or Lender otherwise becomes entitled to possession of the Property upon default of Trustor, Trustor shall become a tenant at sufferance of Lender or the purchaser of the Property and shall, at Lender's option, either (a) pay a reasonable rental for the use of the Property, or (b) vacate the Property immediately upon the demand of Lender.

         Other Remedies. Trustee or Lender shall have any other right or remedy provided in this Deed of Trust or the Note or by law.

         Notice of Sale. Lender shall give Trustor reasonable notice of the time and place of any public sale of the Personal Property or of the time after which any private sale or other intended disposition of the Personal Property is to be made. Reasonable notice shall mean notice given at least ten (10) days before the time of the sale or disposition. Any sale of Personal Property may be made in conjunction with any sale of the Real Property.

         Sale of the Property. To the extent permitted by applicable law, Trustor hereby waives any and all rights to have the Property marshaled. In exercising its rights and remedies, the Trustee or Lender shall be free to sell all or any part of the Property together or separately, in one sale or by separate sales. Lender shall be entitled to bid at any public sale on all or any portion of the Property.

         Waiver; Election of Remedies. A waiver by any party of a breach of a provision of this Deed of Trust shall not constitute a waiver of or prejudice the party's rights otherwise to demand strict compliance with that provision or any other provision. Election by Lender to pursue any remedy provided in this Deed of Trust, the Note, in any Related Document, or provided by law shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Trustor under this Deed of Trust after failure of Trustor to perform shall not affect Lender's right to declare a default and to exercise any of its remedies.

         Attorneys' Fees; Expenses. If Lender institutes any suit or action to enforce any of the terms of this Deed of Trust, Lender shall be entitled to recover such sum as the court may adjudge reasonable as attorneys' fees at trial and on any appeal. Whether or not any court action is involved, all reasonable expenses incurred by Lender which in Lender's opinion are necessary at any time for the protection of its interest or the enforcement of its rights shall become a part of the Indebtedness payable on demand and shall bear interest at the Note rate from the date of expenditure until repaid. Expenses covered by this paragraph include, without limitation, however subject to any limits under applicable law, Lender's reasonable attorneys' fees whether or not there is a lawsuit, including reasonable attorneys' fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals and any anticipated post-judgment collection services, the cost of searching records, obtaining title reports (including foreclosure reports), surveyors' reports, appraisal fees, title insurance, and fees for the Trustee, to the extent permitted by applicable law. Trustor also will pay any court costs, in addition to all other sums provided by law.

         Rights of Trustee. Trustee shall have all of the rights and duties of Lender as set forth in this section.

POWERS AND OBLIGATIONS OF TRUSTEE. The following provisions relating to the powers and obligations of Trustee are part of this Deed of Trust.

         Powers of Trustee. In addition to all powers of Trustee arising as a matter of law, Trustee shall have the power to take the following actions with respect to the Property upon the written request of Lender and Trustor: (a) join in preparing and filing a map or plat of the Real Property, including the dedication of streets or other rights to the public; (b) join in granting any easement or creating any restriction on the Real Property; and (c) join in any subordination or other agreement affecting this Deed of Trust or the interest of Lender under this Deed of Trust.

         Obligations to Notify. Trustee shall not be obligated to notify any other party of a pending sale under any other trust deed or lien, or of any action or proceeding in which Trustor, Lender, or Trustee shall be a party, unless the action or proceeding is brought by Trustee.

         Trustee. Trustee shall meet all qualifications required for Trustee under applicable law. In addition to the rights and remedies set forth above, with respect to all or any part of the Property, the Trustee shall have the right to foreclose by notice and sale, and Lender shall have the right to foreclose by judicial foreclosure, in either case in accordance with and to the full extent provided by applicable law.

         Successor Trustee. Lender, at Lender's option, may from time to time appoint a successor Trustee to any Trustee appointed hereunder by an instrument executed and acknowledged by Lender and recorded in the office of the recorder of SALT

01-11-2000                       DEED OF TRUST                           Page 10
                                  (Continued)

         LAKE County, Utah. The instrument shall contain, in addition to all other matters required by state law, the names of the original Lender, Trustee, and Trustor, the book and page where this Deed of Trust is recorded, and the name and address of the successor trustee, and the instrument shall be executed and acknowledged by Lender or its successors in interest. The successor trustee, without conveyance of the Property, shall succeed to all the title, power, and duties conferred upon the Trustee in this Deed of Trust and by applicable law. This procedure for substitution of trustee shall govern to the exclusion of all other provisions for substitution.

NOTICES TO TRUSTOR AND OTHER PARTIES. Unless otherwise provided by applicable law, any notice under this Deed of Trust or required by law shall be in writing, may be sent by telefacsimile (unless otherwise required by law), and shall be effective when actually delivered in accordance with the law or with this Deed of Trust,, or when deposited with a nationally recognized overnight courier, or, if mailed, shall be deemed effective when deposited in the United States mail first class, certified or registered mail, postage prepaid, directed to the addresses shown near the beginning of this Deed of Trust. Any party may change its address for notices under this Deed of Trust by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. All copies of notices of foreclosure from the holder of any lien which has priority over this Deed of Trust shall be sent to Lenders address, as shown near the beginning of this Deed of Trust. For notice purposes, Trustor agrees to keep Lender and Trustee informed at all times of Trustor's current address. Notwithstanding any other provisions of this Deed of Trust, all notices given under Utah Code Ann. Section 57-1-26 shall be given as required therein.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Deed of Trust:
Amendments. This Deed of Trust, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Deed of Trust. No alteration of or amendment to this Deed of Trust shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment. Annual Reports. If the Property is used for purposes other than Trustor's residence, Trustor shall furnish to Lender, upon request, a certified statement of net operating income received from the Property during Trustor's previous fiscal year in such form and detail as Lender shall require. "Net operating income" shall mean all cash receipts from the Property less all cash expenditures made in connection with the operation of the Property.

ARBITRATION DISCLOSURES:

  1. ARBITRATION IS FINAL AND BINDING ON THE PARTIES AND SUBJECT TO ONLY VERY LIMITED REVIEW BY A COURT.

  2. IN ARBITRATION THE PARTIES ARE WAIVING THEIR RIGHT TO LITIGATE IN COURT, INCLUDING THEIR RIGHT TO A JURY TRIAL.

  3.     DISCOVERY IN ARBITRATION IS MORE LIMITED THAN DISCOVERY IN COURT.

  4. ARBITRATORS ARE NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING IN THEIR AWARDS. THE RIGHT TO APPEAL OR TO SEEK MODIFICATION OF ARBITRATORS' RULINGS IS VERY LIMITED.

  5. A PANEL OF ARBITRATORS MIGHT INCLUDE AN ARBITRATOR WHO IS OR WAS AFFILIATED WITH THE BANKING INDUSTRY.

  6. IF YOU HAVE QUESTIONS ABOUT ARBITRATION, CONSULT YOUR ATTORNEY OR THE AMERICAN ARBITRATION ASSOCIATION.

         (a) Any claim or controversy ("Dispute") between or among the parties and their assigns, including but not limited to Disputes arising out of or relating to this agreement, this arbitration provision ("arbitration clause"), or any related agreements or instruments relating hereto or delivered in connection herewith ('Related Documents"), and including but not limited to a Dispute based on or arising from an alleged tort, shall at the request of any party be resolved by binding arbitration in accordance with the applicable arbitration rules of the American Arbitration Association (the "Administrator"). The provisions of this arbitration clause shall survive any termination, amendment, or expiration of this agreement or Related Documents. The provisions of this arbitration clause shall supersede any prior arbitration agreement between or among the parties. If any provision of this arbitration clause should be determined to be unenforceable, all other provisions of this arbitration clause shall remain in full force and effect.

         (b) The arbitration proceedings shall be conducted in Salt Lake City, Utah, at a place to be determined by the Administrator.

01-11-2000                       DEED OF TRUST                           Page 11
                                  (Continued)

         The Administrator and the arbitrator(s) shall have the authority to the extent practicable to take any action to require the arbitration proceeding to be completed and the arbitrator(s)' award issued within one hundred fifty (150) days of the filing of the Dispute with the Administrator. The arbitrator(s) shall have the authority to impose sanctions on any party that fails to comply with time periods imposed by the Administrator or the arbitrator(s), including the sanction of summarily dismissing any Dispute or defense with prejudice. The arbitrator(s) shall have the authority to resolve any Dispute regarding the terms of this agreement, this arbitration clause or Related Documents, including any claim or controversy regarding the arbitrability of any Dispute. All limitations periods applicable to any Dispute or defense, whether by statute or agreement, shall apply to any arbitration proceeding hereunder and the arbitrator(s) shall have the authority to decide whether any Dispute or defense is barred by a limitations period and, if so, to summarily enter an award dismissing any Dispute or defense on that basis. The doctrines of compulsory counterclaim, res judicata, and collateral estoppel shall apply to any arbitration proceeding hereunder so that a party must state as a counterclaim in the arbitration proceeding any claim or controversy which arises out of the transaction or occurrence that is the subject matter of the Dispute. The arbitrator(s) may in the arbitrator(s)' discretion and at the request of any party: (1) consolidate in a single arbitration proceeding any other claim or controversy involving another party that is substantially related to the Dispute where that other party is bound by an arbitration clause with the Lender, such as borrowers, guarantors, sureties, and owners of collateral; (2)
         consolidate in a single arbitration proceeding any other claim or controversy that is substantially similar to the Dispute; and (3) administer multiple arbitration claims or controversies as class actions in accordance with the provisions of Rule 23 of the Federal Rules of Civil Procedure.

         (c) The arbitrator(s) shall be selected in accordance with the rules of the Administrator from panels maintained by the Administrator. A single arbitrator shall have expertise in the subject matter of the Dispute. Where three arbitrators conduct an arbitration proceeding, the Dispute shall be decided by a majority vote of the three arbitrators, at least one of whom must have expertise in the subject matter of the Dispute and at least one of whom must be a practicing attorney. The arbitrator(s) shall award to the prevailing party recovery of all costs and fees (including attorneys' fees and costs, arbitration administration fees and costs, and arbitrator(s)' fees). The arbitrator(s), either during the pendency of the arbitration proceeding or as part of the arbitration award, also may grant provisional or ancillary remedies, including but not limited to an award of injunctive relief, foreclosure, sequestration, attachment, replevin, garnishment, or the appointment of a receiver.

         (d)  Judgment  upon an  arbitration  award may be  entered in any court having jurisdiction, subject to the following limitation: the arbitration award is binding upon the parties only if the amount does not exceed Four Million Dollars ($4,000,000.00); if the award exceeds that limit, either party may demand the right to a court trial. Such a demand must be filed with the Administrator within thirty (30) days following the date of the arbitration award; if such a demand is not made within that time period, the amount of the arbitration award shall be binding. The computation of the total amount of an arbitration award shall include amounts awarded for attorneys' fees and costs, arbitration administration fees and costs, and arbitrator(s)' fees.

         (e) No provision of this arbitration clause, nor the exercise of any rights hereunder, shall limit the right of any party to: (1) judicially or non-judicially foreclose against any real or personal property collateral or other security; (2) exercise self-help remedies, including but riot limited to repossession and setoff rights; or (3) obtain from a court having jurisdiction thereover any provisional or ancillary remedies, including but riot limited to injunctive relief, foreclosure, sequestration, attachment, replevin, garnishment, or the appointment of a receiver. Such rights can be exercised at any time, before or during initiation of an arbitration proceeding, except to the extent such action is contrary to the arbitration award. The exercise of such rights shall not constitute a waiver of the right to submit any Dispute to arbitration, and any claim or controversy related to the exercise of such rights shall be a Dispute to be resolved under the provisions of this arbitration clause. Any party may initiate arbitration with the Administrator; however, if any party initiates litigation and another party disputes any allegation in that litigation, the disputing party--upon the request of the initiating party--must file a demand for arbitration with the Administrator and pay the Administrator's filing fee. The parties may serve by mail a notice of an initial motion for an order of arbitration.

         (f) Notwithstanding the applicability of any other law to this agreement, the arbitration clause, or Related Documents between or among the parties, the Federal Arbitration Act, 9 U.S.C. Section 1 et seq., shall apply to the construction and interpretation of this arbitration clause.

Applicable Law. This Deed of Trust has been delivered to Lender and accepted by Lender In the State of Utah. Subject to the provisions on arbitration, this Deed of Trust shall be governed by and construed In accordance with the laws of the State of Utah.

Caption Headings. Caption headings in this Deed of Trust are for convenience purposes only and are not to be used to interpret or define the provisions of this Deed of Trust.

Merger. There shall be no merger of the interest or estate created by this Deed of Trust with any other interest or estate in the Property at any time held by or for the benefit of Lender in any capacity, without the written consent of Lender.

01-11-2000                       DEED OF TRUST                           Page 12
                                  (Continued)



Multiple Parties; Corporate Authority. All obligations of Trustor under this Deed of Trust shall be joint and several, and all references to Trustor shall mean each and every Trustor. This means that each of the persons signing below is responsible for all obligations in this Deed of Trust.

Severability. If a court of competent jurisdiction finds any provision of this Deed of Trust to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Deed of Trust in all other respects shall remain valid and enforceable.

Successors and Assigns. Subject to the limitations stated in this Deed of Trust on transfer of Trustor's interest, this Deed of Trust shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Property becomes vested in a person other than Trustor, Lender, without notice to Trustor, may deal with Trustor's successors with reference to this Deed of Trust and the Indebtedness by way of forbearance or extension without releasing Trustor from the obligations of this Deed of Trust or liability under the Indebtedness.

Time Is of the Essence. Time is of the essence in the performance of this Deed of Trust.

Waivers and Consents. Lender shall not be deemed to have waived any rights under this Deed of Trust (or under the Related Documents) unless such waiver is in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by any party of a provision of this Deed of Trust shall not constitute a waiver of or prejudice the party's right otherwise to demand strict compliance with that provision or any other provision. No prior waiver by Lender, nor any course of dealing between Lender and Trustor, shall constitute a waiver of any of Lender's rights or any of Trustor's obligations as to any future transactions. Whenever consent by Lender is required in this Deed of Trust, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required.

         Waiver of Homestead Exemption. Trustor hereby releases and waives all rights and benefits of the homestead exemption laws of the State of Utah as to all Indebtedness secured by this Deed of Trust.

EACH TRUSTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS DEED OF TRUST, AND EACH TRUSTOR AGREES TO ITS TERMS.

TRUSTOR:

DYNATRONICS CORPORATION


By:  /s/ KELVYN H. CULLIMORE JR.
    --------------------------------------
         KELVYN H. CULLIMORE JR., PRESIDENT

--------------------------------------------------------------------------------

                            CORPORATE ACKNOWLEDGMENT

STATE OF            UTAH                           )
        -------------------------------------------
                                                   ) ss   [Notary Seal]
COUNTY OF         SALT LAKE                        )
         ------------------------------------------


On this 17 day of January, 2000 , before me, the undersigned Notary Public, personally appeared KELVYN H. CULLIMORE, JR., PRESIDENT of DYNATRONICS CORPORATION, and known to me to be an authorized agent of the corporation that executed the, Deed of Trust and acknowledged the Deed of Trust to be the free and voluntary act and deed of the corporation, by authority of its Bylaws or by resolution of its board of directors, for the uses and purposes therein mentioned, and on oath stated that he or she is authorized to execute this Deed of Trust and in fact executed the Deed of Trust on behalf of the corporation.

01-11-2000                       DEED OF TRUST                           Page 13
                                  (Continued)

By      Shelley Plant                   Residing at   Salt Lake County
   ---------------------------------                ----------------------------
Notary Public In and for the State of  Utah     My commission expires  3/11/01
                                      ---------                       ----------


--------------------------------------------------------------------------------

                          REQUEST FOR FULL RECONVEYANCE

            (To be used only when obligations have been paid in full)


To:                                                     , Trustee
    ---------------------------------------------------

The undersigned is the legal owner and holder of all Indebtedness secured by this Deed of Trust. All sums secured by this Deed of Trust have been fully paid and satisfied. You are hereby directed, upon payment to you of any sums owing to you under the terms of this Deed of Trust or pursuant to any applicable statute, to cancel the Note secured by this Deed of Trust (which is delivered to you together with this Deed of Trust), and to reconvey, without warranty, to the parties designated by the terms of this Deed of Trust, the estate now held by you under this Deed of Trust. Please mail the reconveyance and Related Documents to:

-------------------------------------------------------------------------------.

Date:                                   Beneficiary:
     -------------------                            ----------------------------
                                                By:
                                                    ----------------------------
                                                Its:
                                                    ----------------------------


--------------------------------------------------------------------------------
LASER PRO, Reg. U.S. Pat. & T.M. Off.., Ver. 3.28 (c) 2000 CFI ProServices, Inc. All rights reserved. [UT-G01 DYNAT.LN)

01-11-2000                 DEED OF TRUST                 Page 14
                            (Continued)

                                   SCHEDULE A

                                   DESCRIPTION

A part of the Northwest quarter of Section 28 and Southwest quarter of Section 21, Township 2 South, Range I East, Salt Lake Base and Meridian, more particularly described as follows:

         Beginning at the Northwest corner of Section 28, Township 2 South, Range 1East, Salt Lake Base and Meridian; and running thence along the section line North 00(degree)41'24" West 151.50 feet; thence North 89(degree)18'36" East 477.75 feet; thence South 04(degree)04'00" West
         192.22 feet; thence Southwesterly 555.51 feet along the arc of a 370.00 foot radius curve to the right (chord bears South 47(degree)04'42" West
         504.79 feet; thence North 89(degree)54'37" West 93.06 feet; thence Northwesterly 0.15 feet along the arc of a 685.00 foot radius curve to the right (chord bears North 89(degree)54'15" West 0.15 feet); thence along the Section line North 00(degree)05'23" East 378.11 feet to the point of beginning,

         Excepting therefrom the following:

         A part of the Northwest quarter of Section 28 and the Southwest quarter of Section 21, Township 2 South, Range 1 East, Salt Lake Base, and Meridian, U.S. Survey:

         Beginning at the Northwest; corner of Section 28, Township 2 South, Range 1 East, Salt Lake Base and Meridian; and running thence along the Section line North 0(degree)41'24" West 151.50 feet; thence North 89(degree)18'36" East 477.75 feet; thence South 4(degree)04'00" West
         192.22 feet; thence Southwesterly 20.56 feet: along the arc of a 370.00 foot radius curve to the right (chord bears South 5(degree)39'30" West
         20.56 feet); thence North 89(degree)52'24" West 460.32 feet; thence along the Section line North 0(degree)5'23" East 53.93 feet to the point of beginning.

         The above described property also known by the street address of:
         7030 South Park Center Drive, Salt Lake City, Utah 84121